August 2017 ® POWERING THE FUTURE OF THE CONNECTED WORLD® Investor Presentation Q4 2017

SAFE HARBOR This presentation includes forward-looking statements. All statements contained in this presentation other than statements of historical facts, including statements regarding future results of operations and financial position of Switch, Inc. and Switch, Ltd. (“Switch,” “we,” “us” or “our”), our business strategy and plans and our objectives for future operations, are forward-looking statements. The words “anticipate,” believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, without limitation, those risks and uncertainties set forth in the “Risk Factors” section of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2017. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. We are under no duty to update any of these forward- looking statements after the date of this presentation to conform these statements to actual results or revised expectations, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Moreover, except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements contained in this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. This presentation contains certain supplemental financial measures that are not calculated pursuant to U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures are in addition to, and not a substitute or superior to, measures of financial performance prepared in accordance with GAAP. A reconciliation of non-GAAP measures to GAAP measures is contained in the appendix to this presentation. 2018 2

3 Switch IS A TECHNOLOGY INFRASTRUCTURE COMPANY POWERING THE SUSTAINABLE GROWTH OF THE CONNECTED WORLD

FINANCIAL HIGHLIGHTS 2017 4 • Total revenue of $378.3 million, compared to $318.4 million in 2016, an increase of 19% • Operating income of $18.8 million, compared to operating income of $51.1 million in 2016. Operating income in 2017 includes the impact of $71.3 million in non-recurring equity-based compensation expense resulting from the accelerated vesting of certain incentive units of Switch, Ltd. and related awards granted under Switch’s 2017 Incentive Award Plan in connection with Switch’s initial public offering. Excluding the impact of this non-recurring compensation expense, operating income would have increased 76.6% from 2016 to 2017. • Net loss of $8.6 million, compared to net income of $31.4 million in 2016, which includes $84.8 million in equity-based compensation expense in 2017 compared with $5.9 million in equity-based compensation expense in 2016. • Adjusted EBITDA of $194.7 million, compared to $153.2 million for 2016, an increase of 27%. Adjusted EBITDA margin of 51.5%, compared to 48.1% in 2016, an increase of 340 basis points. • Capital expenditures of $402.6 million, compared to $287.1 million in 2016, an increase of 40% primarily due to deployment of capital in The Core Campus in response to additional customer demand and density needs along with additional capital expenditures to build out The Citadel Campus and The Pyramid Campus. • Churn of 0.6% for the year ended December 31, 2017 compared with 1.1% in 2016.¹ ¹ Churn is defined as a reduction in recurring revenue attributed to customer terminations or non-renewal of expired contracts, as a percentage of revenue at the beginning of the period.

FINANCIAL HIGHLIGHTS Q4 2017 5 • Total revenue of $99.3 million, compared to $81.9 million for the same quarter in 2016, an increase of 21%. • Net loss of $60.3 million, compared to $19.8 million for the same quarter in 2016. • Adjusted EBITDA of $51.1 million, compared to $41.0 million for the same quarter in 2016, an increase of 25%. Adjusted EBITDA margin of 51.4%, compared to 50.0% for the same quarter in 2016, an increase of 140 basis points. • Capital expenditures of $118.6 million, compared to $96.6 million in the same quarter in 2016, an increase of 23%. Capital expenditures for Q4 2017 included $23.9 million for the purchase of the Switch Pyramid building and 142 acres of land in The Pyramid Campus. • Churn of 0.3%, compared to 1.9% for the same quarter in 2016.¹ ¹ Churn is defined as a reduction in recurring revenue attributed to customer terminations or non-renewal of expired contracts, as a percentage of revenue at the beginning of the period.

The Four Switch PRIMESTM 3 Campus Locations Operational and 1 Under Development Up to 12 million Gross square feet (GSF) Current U.S. facilities: 4M GSF Future U.S. facilities: 8M GSF Up to 1,185 Megawatts of power (MW) Current U.S. facilities: 415 MW Future U.S. facilities: 770 MW 800+ Customers 38.5% Of revenues from top 10 customers Q4’17 YTD 0.3% Revenue Churn ¹ Q4’17 21.3% Revenue Growth Q4’16 to Q4’17 24.7% Adjusted EBITDA ² Growth Q4’16 to Q4’17 19.1% Cash flow yield on invested capital (Last 4 quarters as of Q4’17) ³ Switch COMPANY SNAPSHOT Q4 2017 ¹ Churn is defined as a reduction in recurring revenue attributed to customer terminations or non-renewal of expired contracts, as a percentage of revenue at the beginning of the period. ² See Appendix for a reconciliation of Adjusted EBITDA to Net Income (Loss). ³ Cash flow yield on invested capital is defined as Adjusted EBITDA less corporate taxes and maintenance capital expenditures, divided by total assets, less cash and equivalents, construction in progress, and non-interest-bearing liabilities. Facilities Customer Base Financial Profile 6

STRATEGICALLY LOCATED PRIME CAMPUSES 7  2,340,000 sq. ft. and 315 MW power capacity  Stable climate with low-humidity  Lowest natural disaster rating in Western U.S.  Low tax environment  100% renewable power source Grand Rapids Atlanta Miami Ashburn New York The Pyramid Campus (Grand Rapids)  Designed to be the largest datacenter campus in the Eastern U.S.  Over 1,100,000 sq. ft. and 110 MW power capacity  Low natural disaster rating  Tax Renaissance zone  100% renewable power source  Land acquired  Campus data center designs currently in process  Over 1,100,000 sq. ft. and 110 MW power capacity  Construction began Q4 2017 Los Angeles Tahoe Reno Las Vegas Silicon Valley  Designed to be, upon completion, world’s largest data center environment  TAHOE RENO 1 - Up to a 1.3mm sq. ft. and 130 MW power capacity  TAHOE RENO 1-7 over 5,000,000 sq. ft. and 520 MW  Stable climate with low-humidity  Low tax environment  100% renewable power source The Citadel Campus (Reno) The Core Campus (Las Vegas) The Keep Campus (Atlanta)

GROWING PORTFOLIO OF HYPERSCALE FACILITIES

Campus [1]	Year Operational	Gross Square Feet (up to) [2]	Utilization % - By Campus [3]	Utilization % - By Available Data Center Space [3]	Power Capacity (up to) [4]
The Core Campus Current: 8 Facilities [5] Future: 1 Facility	2003-2017 2018/2019	2,000,000 340,000	86%	91%	275 MW 40 MW
The Citadel Campus Current: TAHOE RENO 1 Future: 7 Facilities	2016 2019+	1,360,000 5,890,000	18%	52%	130 MW 520 MW
The Pyramid Campus Current: Switch PYRAMID Future: 2 Facilities	2016 2019+	430,000 (Office) 220,000 (Data Center) 940,000	25%	50%	10 MW 100 MW
The Keep Campus Future	2019	1,100,000	N/A	N/A	110 MW
U.S. Total (Current) **U.S. Total (Future)**		**4,010,000 ft** **8,270,000 ft**			**415 MW** **770 MW**

[1] SUPERNAP International has also deployed two additional data centers in Milan, Italy and Bangkok, Thailand that collectively provide up to 904,200 GSF of space, with up to 100 MW of power available to these facilities. We hold a 50% ownership interest in SUPERNAP International
[2] Estimated square footage of all enclosed space at full build out
[3] Utilization numbers are based on available cabinets
[4] Defined as total power delivered to the data center at full build out
[5] Current facilities at The Core Campus include LAS VEGAS 2, LAS VEGAS 4, LAS VEGAS 5, LAS VEGAS 7, LAS VEGAS 8, LAS VEGAS 9, LAS VEGAS 10 and LAS VEGAS 12

8

COMPELLING FINANCIAL MODEL 9 Track Record of Organic Top-Line Growth  84% of the increase in revenue for the year ended December 31, 2017 was attributable to growth from existing customers, while the remaining 16% of the increase in revenue was attributable to new customers initiating service after December 31, 2016 Predictable and Recurring Revenue Stream  Long term licenses (3 to 5 year contracts) with ability to escalate rates  Stable monthly recurring revenue per cabinet  3-year average annual revenue churn of 0.9% Future Growth and Margin Expansion Drivers  Driving scale provides efficiencies and margin expansion Capital Efficient Growth  Patent-protected technology enables just-in-time capex deployment and low cost construction  Vertical integration creates additional capex savings  Low maintenance capex – 1.2% of revenue in 2017 Low Capital at Risk  Switch MOD® enables the company to build and open new sectors to meet customer demand

$95 $112 $142 $153 $195 2013A 2014A 2015A 2016A ² 2017A HISTORY OF ORGANIC GROWTH (IN $ MILLIONS) ¹ See Appendix for a reconciliation of Adjusted EBITDA to Net Income (Loss). ² 2016 Adj. EBITDA includes front loaded costs to open Citadel Campus and Pyramid Campus. Adjusted EBITDA ¹ $167 $207 $266 $318 $378 2013A 2014A 2015A 2016A 2017A 10 Revenue $ 40 $ 57 $ 73 $ 31 $(9)Net Income (loss)

2017 REVENUE & ADJUSTED EBITDA VS. 2016 11 Revenue & Adjusted EBITDA Performance FY 2017 Actual FY 2016 Actual Revenue $378.3 $318.4 Adj. EBITDA $194.7 $153.2 YOY Actual Revenue Growth % 18.8% YOY Actual Adj. EBITDA Growth % 27.1% $378.3 $318.4 $194.7 $153.2 $0 $50 $100 $150 $200 $250 $300 $350 $400 ($ m ill io ns )

QUARTERLY 2017 REVENUE VS. 2016 12 Quarterly Revenue Performance Q1 Q2 Q3 Q4 2017 Actual Revenue $89.2 $92.1 $97.7 $99.3 2016 Actual Revenue $74.0 $80.8 $81.7 $81.9 YOY % Growth 20.5% 13.9% 19.6% 21.3% $89.2 $92.1 $97.7 $99.3 $74.0 $80.8 $81.7 $81.9 $0 $20 $40 $60 $80 $100 ($ m ill io ns )

13 Quarterly Adj. EBITDA Performance QUARTERLY 2017 ADJ. EBITDA VS. 2016 Q1 Q2 Q3 Q4 2017 Actual Adj. EBITDA $47.1 $46.8 $49.7 $51.1 2016 Actual Adj. EBITDA $37.6 $40.0 $34.6 $41.0 YOY % Growth 25.1% 17.0% 43.8% 24.7% $47.1 $46.8 $49.7 $51.1 $37.6 $40.0 $34.6 $41.0 $0 $10 $20 $30 $40 $50 $60 ($ m ill io ns )

Q4 NEW CUSTOMERS HIGHLIGHTS BY INDUSTRY 14 • Over 400 contracts signed in Q4 2017 for new services, renewals, and expansions • Over 100 new customers in 2017; 18 of those in Q4 2017 Industry Description Retail & Consumer Goods Global home appliances company Retail & Consumer Goods Leading marine robotics company Retail & Consumer Goods Leading lawn, garden and pet supplies company Cloud, IT & Software Global cyber security company Cloud, IT & Software Leading software programming company Cloud, IT & Software Leading encryption and authentication services company Government & Utilities Major California public utility company Healthcare Leading non-profit transfusion medicine company Healthcare Major healthcare and social services company Healthcare Major diagnostic healthcare products manufacturer Digital Content & Multi-Media Entertainment Website and online marketing company Education Education services company

CUSTOMER REVENUE & RECURRING REVENUES (IN $ MILLIONS) 15 ¹ Recurring Revenue is comprised of (1) colocation, which includes the licensing of cabinet space and power; and (2) connectivity services. We consider these services recurring because our customers are generally billed on a fixed and recurring basis each month for the duration of their contract. Non-recurring revenue, is primarily comprised of installation services related to a customer’s initial deployment. These services are non-recurring because they are typically billed once, upon completion of the installation. Customer Revenue Revenue ¹ Category Q4 2017 Q4 2016 Growth (%) FY 2017 FY 2016 Growth (%) Colocation $79.8 $66.0 20.8% $304.7 $259.0 17.6% Connectivity $17.7 $14.1 25.4% $67.7 $53.7 26.0% Other $1.9 $1.8 5.2% $5.9 $5.6 4.9% Total $99.3 $81.9 21.3% $378.3 $318.4 18.8% Category Q4 2017 % of Revenue Q4 2016 % of Revenue FY 2017 % of Revenue FY 2016 % of Revenue Recurring $96.9 97.6% $80.8 98.7% $369.9 97.8% $308.2 96.8% Non- Recurring $2.4 2.4% $1.1 1.3% $8.3 2.2% $10.2 3.2% Total $99.3 100.0% $81.9 100.0% $378.3 100.0% $318.4 100.0%

REVENUE GROWTH & CHURN (IN $ MILLIONS) 16¹ Churn is defined as a reduction in recurring revenue attributed to customer terminations or non-renewal of expired contracts, as a percentage of revenue at the beginning of the period. Existing vs. New Customer Revenue Growth Customer Type Q4 2017 2017 % of Revenue Growth From New Customers 23% 16% % of Revenue Growth From Existing Customers 77% 84% Churn ¹

2017 CAPITAL EXPENDITURES & CAMPUS HIGHLIGHTS (IN $ MILLIONS) 17 • The Core Campus: • Opened LAS VEGAS 12 and 2 new sectors in LAS VEGAS 10 • Added power and cooling infrastructure to support 20MW of additional capacity • Site development costs for future LAS VEGAS 11 which is expected to add another 340,000/GSF to Switch’s portfolio when opened Campus Highlights • The Pyramid Campus: • Opened new sector • Power and cooling infrastructure to support 10MW of capacity • Exercised purchase option for the Pyramid building and 142 acres of land • The Keep Campus: • Site development costs for the land where first building is expected to open in 2019 • Maintenance Capex was $4.6 million for 2017, which represents 1.2% of revenue • The Citadel Campus: • Opened 2 new sectors • Added power and cooling infrastructure to support 10MW of new capacity 2017 Capital Expenditures 2017 Total Capex of $402.6

DEVELOPMENT MILESTONES 18 Development Milestones Target Date MW Increase (Up To) GSF Capacity (Up To) The Core Campus LAS VEGAS 10 Power System 2 Q1 2018 10 MW - LAS VEGAS 10 Sector 1 Q2 2018 - 110,000 LAS VEGAS 10 Power System 1 Q4 2018 10 MW - LAS VEGAS 11 Sector 1 & Power System 1 Q4 2018/Q1 2019 10 MW 110,000 The Citadel Campus TAHOE RENO 1 Sectors 6 & 7 Q2 2018 - 120,000 TAHOE RENO 1 Power System 6 Q2 2018 10 MW - TAHOE RENO 1 Substation Q2 2018 - - The Pyramid Campus PYRAMID 1 Area B - Sector 2 Q3 2018 - 48,000 PYRAMID 1 Area C - Sector 3 Q1 2019 - 60,000 The Keep Campus ATLANTA 1 Sector 1 & Power System 1 2019 10 MW 110,000

DEBT & LIQUIDITY(IN $ MILLIONS) 19¹ Liquidity defined as: Remaining undrawn revolver capacity plus cash & cash equivalents Debt & Liquidity ¹ 12/31/2017 Capital Leases $22 Other Debt $592 Less: Cash & Cash Equivalents ($265) Net Debt $349 LQA Adjusted EBITDA $204 Net Debt / LQA Adjusted EBITDA 1.7x Liquidity $765

FULL YEAR 2018 GUIDANCE SUMMMARY (IN $ MILLIONS) 20 Financial Metric 2017 Results 2018 Guidance Low High Revenue $378.3 $423 $440 Adjusted EBITDA¹ $194.7 $216 $224 Capital Expenditures $402.6 $260 $310 ¹ Switch does not provide reconciliations for the non-GAAP financial measures included in the 2018 guidance above due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations, including net income (loss), accelerated depreciation, impairment charges, gains or losses on retirement of debt and variations in effective tax rate, which are difficult to predict and estimate and are primarily dependent on future events, but which are excluded from Switch's calculations of Adjusted EBITDA

APPENDIX 21

NON-GAAP FINANCIAL MEASURES 22 To supplement Switch’s condensed consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (GAAP), Switch uses Adjusted EBITDA, Adjusted EBITDA margin and recurring revenue, which are non-GAAP measures, in this presentation. Switch defines Adjusted EBITDA as net income (loss) adjusted for interest expense, interest income, income taxes, depreciation and amortization and for specific and defined supplemental adjustments to exclude (i) non-cash equity-based compensation expense; (ii) equity in net earnings (losses) of investments; and (iii) certain other items that Switch believes are not indicative of its core operating performance. Switch defines Adjusted EBITDA margin as Adjusted EBITDA divided by revenue. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. These measures may be different from non-GAAP financial measures used by other companies, limiting their usefulness for comparison purposes. In addition, the non-GAAP measures exclude certain recurring expenses that have been and will continue to be significant expenses of Switch’s business. Switch believes these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making.

August 2017 ® POWERING THE FUTURE OF THE CONNECTED WORLD® Investor Presentation Q4 2017

2013-2017 ADJUSTED EBITDA RECONCILIATION (IN $ MILLIONS) 24 Adjusted EBITDA Reconciliation 2013 2014 2015 2016 2017 Net income $ 40 $ 57 $ 73 $ 31 $(9) (+) Interest Expense 6 7 8 11 25 (+) Interest Income (0) (1) (0) (0) (1) (+) Depreciation and Amortization 35 44 55 67 89 (+) Loss on disposal of property and equipment - 1 1 2 1 (+) Impact fee expense - - - 27 1 (+) Equity-based compensation 13 4 5 6 85 (+) Equity in (net earnings) loss of investments 0 1 (1) 10 1 (+) Loss on extinguishment of debt 2 - 0 - 4 (+) Gain on sale of asset - - (0) - - (+) Gain on lease termination - - - (3) - (+) Impairment of notes and interest receivable - - - 2 - (+) Income tax benefit - - - - (1) Adjusted EBITDA $ 95 $ 112 $ 142 $ 153 $ 195

2016-2017 ADJUSTED EBITDA RECONCILIATION BY QUARTER (IN $ MILLIONS) 25 Adjusted EBITDA Reconciliation Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Net income $17 $19 $16 ($20) $20 $15 $16 ($60) (+) Interest Expense 2 2 2 4 4 5 9 7 (+) Interest Income (0) 0 (0) (0) (0) (0) (0) (1) (+) Depreciation and Amortization 15 16 16 19 20 22 23 24 (+) Loss on disposal of property and equipment 0 0 0 1 0 0 (0) 1 (+) Impact fee expense - - - 27 - - - 1 (+) Equity-based compensation 2 1 1 1 2 1 1 80 (+) Equity in (net earnings) loss of investments 1 1 1 6 0 0 0 0 (+) Loss on extinguishment of debt - - - - - 4 - - (+) Gain on sale of asset - - - - - - - - (+) Gain on lease termination - - (3) - - - - - (+) Impairment of notes and interest receivable - - - 2 - - - - (+) Income tax benefit - - - - - - - (1) Adjusted EBITDA $ 38 $ 40 $ 35 $ 41 $ 47 $ 47 $ 50 $ 51